UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 27, 2019

AQUA METALS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-37515	47-1169572
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2500 Peru Dr. McCarran, NV 89437
(Address of principal executive offices)

(775) 525-1936
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07.    Submission of Matters To a Vote of Security Holders

We held an annual meeting of stockholders on March 27, 2019, for purposes of:

•	Electing six directors, each to serve until our 2020 Annual Meeting of Stockholders; and

•	Ratifying the appointment of Armanino LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019; and

•	Approving our 2019 Stock Incentive Plan; and

•	Approving an amendment to our Amended and Restated Certificate of Incorporation to effect and increase the number of authorized shares of our common stock from 50,000,000 to 100,000,000.

All of the persons nominated to serve on our board of directors, namely S. Shariq Yosufzai, Vincent L. DiVito, Stephen Cotton, Mark Stevenson, Gayle J. Gibson, and Sushil “Sam” Kapoor, were elected to our board of directors, with shares voted as follows:

	Shares voted for	Shares withheld
S. Shariq Yosufzai	19,545,013	105,189
Vincent L. DiVito	17,702,820	1,947,382
Stephen Cotton	17,447,765	2,202,437
Mark Stevenson	17,031,214	2,618,988
Gayle J. Gibson	19,565,684	84,518
Sushil “Sam” Kapoor	18,107,427	1,542,775

There were 17,899,953 broker non-votes in the election of directors.

Our stockholders ratified the appointment of Armanino LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019, with shares voted as follows:

Shares voted for	36,562,597
Shares against	9,615
Shares abstaining	977,943

There were no broker non-votes in the ratification of the appointment of Armanino LLP.

Our stockholders approved our 2019 Stock Incentive Plan, with shares voted as follows:

Shares voted for	14,065,455
Shares against	4,129,204
Shares abstaining	1,455,543

There were 17,899,953 broker non-votes in the approval of our 2019 Stock Incentive Plan.

Our stockholders approved an amendment to our Amended and Restated Certificate of Incorporation to effect an increase in the number of authorized shares of our common stock from 50,000,000 to 100,000,000, with shares voted as follows:

Shares voted for	31,992,861
Shares against	4,577,972
Shares abstaining	155,195

There were 824,127 broker non-votes in the approval of the amendment to our Amended and Restated Certificate of Incorporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AQUA METALS, INC.

Dated: March 29, 2019	/s/ Judd Merrill
Judd Merrill
Chief Financial Officer